EXHIBIT 32.2

CERTIFICATION OF PERIODIC REPORT

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, the undersigned, Jay C. Peterson, Chief Financial Officer, of Forgent Networks, Inc. (the “Company”), does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.	The quarterly report on Form 10-Q of the Company for the period ended October 31, 2004 (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended (15 U.S.C. 78m or 78o(d)), and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JAY C. PETERSON
Jay C. Peterson
Chief Financial Officer
December 15, 2004